Exhibit 99.1

Todd Brice President and Chief Executive Officer

Forward Looking Statement
and Risk Factor
• This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-
looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities.  Forward looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions.  Actual results and performance could differ materially from those anticipated by these forward-looking statements.  Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition.
• S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements.  Subsequent written or oral statements attributable to S&T or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein and those in S&T’s reports previously and subsequently filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures
• In addition to the results of operations presented in accordance with Generally Accepted
Accounting Principles (GAAP), S&T management uses and this presentation contains or references, certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis, that S&T believes provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry.  Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP.  The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries.

S&T Bancorp, Inc

- Headquartered in Indiana, PA
- $4.4 Billion in Assets *(as of 09.30.12)*
- Institutional Ownership: 39%
- Insider Ownership: 3%
- $505 Million Market Cap. *(as of 11.30.12)*
- Stock Price: $16.97 *(as of 11.30.12)*
- Bank holding company with 59 branches and 5 insurance locations
- Stock symbol: STBA-NASDAQ Global Select

Pittsburgh
Indiana
Harrisburg
Philadelphia
Clarion
Jefferson
Clearfield
Butler
Armstrong
Indiana
Allegheny
Pittsburgh
Westmoreland
Cambria
Blair
Washington

5 Corporate Profile

Assets ROA ROE
FNB Corporation $12.0 0.93% 7.93%
Northwest Bancshares 8.1 0.78 5.42
First Commonwealth Financial 6.0 0.75 5.75
S&T Bancorp 4.4 0.77 6.46
TriState Capital 2.0 0.61 5.86
Data source: Federal Reserve YTD as of 09.30.12
$ in billions
Western PA Bank Holding Companies

S&T Bancorp, Inc

2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
STBA
Peer Bank Median*
PA Banks
BHC $3-10B
2008
2009
2010
2011
2012
Q3 YTD

7 * 2012 peer banks per 2012 proxy statement Common Return on Assets

S&T Bancorp, Inc

20%
15%
10%
5%
0%
-5%
STBA
Peer Bank Median*
PA Banks
BHC $3-10 B
2008
2009
2010
2011
2012 Q3 YTD

8 Common Return on Equity * 2012 peer banks per 2012 proxy statement

Commercial Banking

Retail Banking

Wealth Management

Insurance

9 4 Lines of Business

10 Commercial Banking

Construction
4.9%
Home Equity
13.6%
Residential
Mortgage
12.6%
Consumer
2.3%
Commercial Real
Estate
43.9%
Commercial &
Industrial
22.8%

11 Loan Mix Total Loans as of 09.30.12 = $3.3 Billion

Commercial Banking • 31 commercial lenders • 12 community lenders • Privately held companies with sales up to $150 million • $1-7 million preferred facility • Growing pipeline • Adding producers 12

13 Retail Banking

Retail Banking
• Over 100,000 Households
• 59 branches
• Average branch size of $61.5 million
• Home Center
• 92% of customers highly satisfied
• Over 70,000 customers enrolled in online banking
• Over 9,500 customers enrolled in Mobile Banking

15 Wealth Management

Wealth Management • $1.7 billion AUM • 3 Divisions – S&T Trust – S&T Financial Services – RIA/Stewart Capital • Estimated annual revenue in excess of $10 million • Adding producers 16

17 Insurance

Insurance
• Purchased Evergreen Insurance in 2002
• Full service agency
– Commercial P&C (65%)
– Group Life and Health (20%)
– Personal Lines (15%)
• Estimated annual revenue in excess of $5 million

Growth – Merger & Acquisition Activity
• 2012 -
Gateway Bank of Pennsylvania
• 2012 -
Mainline Bancorp
• 2008 –
IBT Bancorp
• 2002 -
Peoples Financial Corp
• 1997 -
Peoples Bank of Unity
• 1991 -
Atlantic Financial Savings Bank
• 1991 -
Vanguard Savings Bank

S&T Bancorp, Inc

Clarion
Jefferson
Clearfield
Butler
Armstrong
Indiana
Pittsburgh
Allegheny
Cambria
Blair
Westmoreland
Washington
Harrisburg
Philadelphia

Banks between $300 million - $1.5 billion headquartered in west/central PA

Growth – Merger Opportunities 20

Growth - Organic
County
Total Deposits*
S&T Deposits*
# Branches
Share Rank
Allegheny $76,568 $691 12 0.9% 10
Washington 4,525 89 1 2.0 10
Butler 3,458 34 2 1.0 15
Westmoreland 6,833 788 11 11.5 5
Cambria 2,776 179 7 6.4 5
Blair 2,182 52 3 2.4 9
Armstrong 1,114 82 2 7.4 4
Indiana 2,052 959 10 46.7 1
Clearfield 1,291 165 3 12.8 5
Jefferson 878 412 6 46.9 1
Clarion 800 180 2 22.5 1
Total $102,477 $3,631 59 3.5%

* $ in millions
Source: Highline Financial  as of 06.30.12

The Right Size
• Big Enough to:
– Provide full complement of products and services
– Access technology
– Access Capital Markets
– Attract talent
– Expand – Mergers and Acquisitions/DeNovo
• Small Enough to:
– Stay close to our customers
– Understand our markets
– Be responsive